                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) MARCH 31, 2006


                               EMRISE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                   001-10346                    77-0226211
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

        9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CALIFORNIA 91730 (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (909) 987-9220

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 31, 2006, EMRISE Corporation issued a press release announcing its results of operations for the quarter and year ended December 31, 2005. A copy of the press release is included in Item 9.01 of this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

                  Not applicable.

         (b) Pro Forma Financial Information.

                  Not applicable.

         (c) Shell Company Transactions.

                  Not applicable.

         (d) Exhibits.

                  Number   Description
                  ------   -----------

                  99       Press release dated March 31, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 3, 2006                  EMRISE CORPORATION

                                      By: /s/ RANDOLPH D. FOOTE
                                          --------------------------------------
                                      Randolph D. Foote, Chief Financial Officer

                         EXHIBITS FILED WITH THIS REPORT

Number   Description
------   -----------

  99     Press release dated March 31, 2006